Exhibit 32
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Globus International Resources Corp(the "Company") for the fiscal year ended September 30, 2003 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        Date: AUGUST 31, 2005          /s/ YURY GREENE
                                       ----------------------------------------
                                       Yury Greene
                                       Chief Executive Officer


        Date: AUGUST 31, 2005          /s/ HERMAN ROTH
                                       -----------------------------------------
                                       Herman Roth, Chief Financial
                                       Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company, and forwarded to the Securities and Exchange Commission or its staff upon request.